EXHIBIT 10.4.1
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                          EXTENDED SYSTEMS INCORPORATED

                            1998 DIRECTOR OPTION PLAN

                            (adopted December, 1997)
                    (approved by stockholders January, 1998)
                     (amended and restated January 23, 2001)
                     (amended and restated October 15, 2003)

            1. Purposes of the Plan. The purposes of this 1998 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be nonstatutory stock options.

            2. Definitions. As used herein, the following definitions shall apply:

                        (a) "Annual Meeting of Stockholders" means the annual
            meeting of stockholders held each year on a date and at a time designated by the Board and as defined in the Company's bylaws.

                        (b) "Audit Committee" means the audit committee of the
            Board or any successor committee of the Board performing similar functions.

                        (c) "Board" means the Board of Directors of the Company.

                        (d) "Code" means the Internal Revenue Code of 1986, as
            amended.

                        (e) "Common Stock" means the Common Stock of the
            Company, par value $0.001 per share.

                        (f) "Company" means Extended Systems Incorporated, a
            Delaware corporation.

                        (g) "Compensation Committee" means the compensation
            committee of the Board of any successor committee of the Board performing similar functions.

                        (h) "Director" means a member of the Board.

                        (i) "Employee" means any person, including officers and
            Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                        (j) "Exchange Act" means the Securities Exchange Act of
            1934, as amended.

                        (k) "Fair Market Value" means, as of any date, the value
            of Common Stock determined as follows:

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                                    (i) If the Common Stock is listed on any
                        established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                    (ii) If the Common Stock is regularly quoted
                        by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                                    (iii) In the absence of an established
                        market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                        (l) "Inside Director" means a Director who is an
            Employee.

                        (m) "Option" means a stock option granted pursuant to
            the Plan.

                        (n) "Optioned Stock" means the Common Stock subject to
            an Option or Restricted Stock award.

                        (o) "Optionee" means a Director who holds an Option.

                        (p) "Outside Director" means a Director who is not an
            Employee.

                        (q) "Parent" means a "parent corporation," whether now
            or hereafter existing, as defined in Section 424(e) of the Code.

                        (r) "Plan" means this 1998 Director Option Plan.

                        (s) "Restricted Stock" means a grant of Shares subject
            to a forfeiture restriction that lapses over time.

                        (t) "Share" means a share of the Common Stock, as
            adjusted in accordance with Section 10 of the Plan.

                        (u) "Subsidiary" means a "subsidiary corporation,"
            whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.


            3. Stock Subject to the Plan.

                        (a) Plan Pool. Subject to the provisions of Section 10
            of the Plan, the maximum aggregate number of Shares which may be granted as Restricted Stock or optioned and sold pursuant to an Option under the Plan is 250,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

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                        (b) Shares Returned to Pool. Unless the Plan has
            previously been terminated, the following events will result in Shares being returned to the Pool to be available for future grant under the Plan:

                                    (i) An Option expires or becomes
                        unexercisable without having been exercised in full;

                                    (ii) Unvested Restricted Stock is forfeited;
                        and

                                    (iii) Shares tendered to the Company to
                        exercise an Option.

                                    Shares that have actually been issued under
                        the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

            4. Administration of Options under the Plan.

                        (a) Procedures for Grant. The provisions set forth in
            this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                                    (i) No person shall have any discretion to
                        select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                                    (ii) Initial Board Grant. Each Outside
                        Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which the later of the following events occurs:

                                                (A) the effective date of this
                                    Plan, as determined in accordance with
                                    Section 6 hereof, or

                                                (B) the date on which such
                                    person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                                    (iii) Annual Board Option Grant. Each
                        Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six
                        (6) months.

                                    (iv) 2003 Transition Option Grant. Each
                        Outside Director appointed by the Board to fill a vacancy after July 1, 2003 who is also elected by the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders shall be automatically granted an Option to purchase 5,000 Shares (a "Transition Option") on the date of the Company's 2003 Annual Meeting of Stockholders provided he or she is then an Outside Director.

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                                    (v) Annual Board Restricted Stock Grant.
                        Each Outside Director shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $16,000 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                                    (vi) Annual Chairman of the Board Restricted
                        Stock Grant. The Chairman of the Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $20,000 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                                    (vii) Annual Chairman of the Audit Committee
                        Restricted Stock Grant. The Chairman of the Audit Committee Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $12,500 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                                    (viii) Annual Chairman of the Compensation
                        Committee Restricted Stock Grant. The Chairman of the Audit Committee Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $7,500 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                                    (ix) Notwithstanding the provisions of
                        subsections (ii) and (iii) hereof, any exercise of an Option granted or vesting of a Restricted Stock grant before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                                    (x) First Option Terms. The terms of a First
                        Option granted hereunder shall be as follows:

                                                (A) the term of the First Option
                                    shall be ten (10) years,

                                                (B) the First Option shall be
                                    exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof,

                                                (C) the exercise price per Share
                                    shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

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                                                (D) subject to Section 10 hereto
                                    the First Option shall be exercisable, in whole or in part, according to the following vesting schedule: 33% of the total Shares subject to option shall vest twelve months after the date of grant, and 1/36 of the Shares subject to the First Option shall vest each month thereafter subject to the Optionee continuing to be a Director.

                                    (xi) Subsequent Option Terms. The terms of a
                        Subsequent Option granted hereunder shall be as follows:

                                                (A) term of the Subsequent
                                    Option shall be ten (10) years.

                                                (B) the Subsequent Option shall
                                    be exercisable only while the Outside
                                    Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof,

                                                (C) the exercise price per Share
                                    shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                                (D) subject to Section 10 hereto
                                    the Subsequent Option shall become vested and exercisable, in whole or in part, on the earlier of the first anniversary of the date of grant of the Subsequent Option or the date of the next Annual Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.

                                    (xii) 2003 Transition Option Terms. The
                        terms of a 2003 Transition Option granted hereunder shall be as follows:

                                                (A) term of the 2003 Transition
                                    Option shall be ten (10) years.

                                                (B) the 2003 Transition Option
                                    shall be exercisable only while the Outside
                                    Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof,

                                                (C) the exercise price per Share
                                    shall be 100% of the Fair Market Value per Share on the date of grant of the 2003 Transition Option. In the event that the date of grant of the 2003 Transition Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                                (D) subject to Section 10 hereto
                                    the 2003 Transition Option shall become
                                    vested and exercisable, in whole or in part,

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                                    on the earlier of the first anniversary of
                                    the date of grant of the 2003 Transition
                                    Option or the date of the next Annual
                                    Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.


                                                (xiii) Vesting of Restricted
                                    Stock. Subject to Section 10 hereto,
                                    Restricted Stock granted hereunder shall vest according to following vesting schedule: 33% of the total Shares subject to option shall vest on each of the first three anniversary dates of the restricted stock grant. In the event that the Optionee has attended at least 75% of all Board meetings (for Annual Board Restricted Stock grant and Annual Chairman of the Board of Directors Restricted Stock grant), Audit Committee meetings (for Annual Chairman of the Audit Committee Restricted Stock Grant) and Compensation Committee meetings (for Annual Chairman of the Compensation Committee Restricted Stock grant), held during the past year, as applicable, the Restricted Stock shall vest, in whole, on the earlier of the first anniversary of the date of grant of the Restricted Stock or the date of the next Annual Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.

                                    (xiii) In the event that any Option or
                        Restricted Stock granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options and issued under Restricted Stock grants to exceed the Pool then the remaining Shares available for grant shall be granted to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

            5. Eligibility. Options and Restricted Stock may be granted only to Outside Directors. All Options and Restricted Stock shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

            6. Term of Plan. The Plan shall become effective upon the date of the effectiveness that the Company's registration statement for the purpose of effecting the initial public offering of the Common Stock becomes effective under the Securities Act of 1933, as amended (the Securities Act"). It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 11 of the Plan.

            7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:


            (i) cash, or

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            (ii) check, or

            (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan provided that Optionee is eligible to participate in such cashless exercise program, as determined in the sole discretion of the Company, or

            (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

            (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or

            (vi) any combination of the foregoing methods of payment.


            8. Exercise of Option.

                        (a) Procedure for Exercise: Rights as a Stockholder. Any
            Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof, provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                        An Option may not be exercised for a fraction of a
            Share.

                        An Option shall be deemed to be exercised when written
            notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                        Exercise of an Option in any manner shall result in a
            decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                        (b) Rule 16b-3. Options granted to Outside Directors
            must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                        (c) Termination of Continuous Status as a Director.
            Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

                        (d) Disability of 0ptionee. In the event Optionee's
            status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten 10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

                        (e) Death of Optionee. In the event of an Optionee's
            death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (IO) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

            9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

            10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                        (a) Changes in Capitalization. Subject to any required
            action by the stockholders of the Company, the number of Shares covered by each outstanding Option or Restricted Stock award, the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Restricted Stock award, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Restricted Stock award.

                        (b) Dissolution or Liquidation. In the event of the
            proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                        (c) Merger or Asset Sale. In the event of a merger of
            the Company with or into
            another corporation or the sale of substantially all of the assets of the Company, outstanding Options and Restricted Stock awards may be assumed or equivalent options and Restricted Stock awards may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option or Restricted Stock award is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option or Restricted Stock award shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

                        If the Successor Corporation does not assume an
            outstanding Option or Restricted Stock award or substitute for it an equivalent option or award, the Option or Restricted Stock award shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

                        For the purposes of this Section 10(c), an Option or
            Restricted Stock award shall be considered assumed if, following the merger or sale of assets, the Option or Restricted Stock award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Restricted Stock award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation provide for the consideration to be received upon the exercise or vesting of the Option or Restricted Stock award, for each Share of

            Optioned Stock subject to the Option or Restricted Stock award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

            11. Amendment and Termination of the Plan.

                        (a) Amendment and Termination. Except as set forth in
            Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                        (b) Effect of Amendment or Termination. Any such
            amendment or termination of the Plan shall not affect Options or Restricted Stock already granted and such Options and Restricted Stock shall remain in full force and effect as if this Plan had not been amended or terminated.

            12. Time of Granting Options and Restricted Stock. The date of grant of an Option or Restricted Stock grant shall, for all purposes, be the date determined in accordance with Section 4 hereof.

            13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Stock unless the issuance and delivery of such Shares pursuant thereto, and in the case of an Option, the exercise of such Option shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            15. Option or Restricted Stock Agreement. Options and or Restricted Stock awards shall be evidenced by written agreements in such form as the Board shall approve.

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            16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.